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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2003

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        0-24737                 76-0470458
(State or Other                (Commission File           (IRS Employer
Jurisdiction of                     Number)              Identification
 Incorporation)                                               Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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    This document includes "forward-looking" statements within the meaning of
        Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements industry prospects, the consummation of the transactions described in document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit No.        Description

          99.1              Press Release dated May 30, 2003


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On May 30, 2003, the Company issued a press release announcing the Company has elected to redeem its 10 5/8% Senior Discount Notes due 2007 and has adjusted certain elements of its previously provided financial guidance.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:   /s/ E. Blake Hawk
                                           --------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President
                                                  and General Counsel

Date: May 30, 2003

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                                 EXHIBIT INDEX

  Exhibit No.       Description

     99.1           Press Release dated May 30, 2003


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